                                                                    Exhibit 24.1


                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of the 5th day of December, 1996.




/S/ Jeffrey A. Cole               Chairman, Chief Executive Officer,
----------------------            --------------------------------------
   Signature                      Chief Financial Officer and Director
                                  --------------------------------------
                                                  Title


Jeffrey A. Cole
----------------------
       Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.



/S/ Timothy F. Finley                            Director
--------------------------------       -------------------------------
        Signature                                    Title



    Timothy F. Finley
-------------------------------
            Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.



/S/ Irwin N. Gold                                   Director
--------------------------------         -----------------------------
       Signature                                     Title



Irwin N. Gold
-------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-l relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.



 /S/ Peter V. Handal                               Director
------------------------------           -------------------------
       Signature                                    Title



Peter V. Handal
------------------------------
          Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.




/S/  Charles A. Ratner                                 Director
----------------------------------         -------------------------------
         Signature                                      Title



Charles A. Ratner
----------------------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-l relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.




/S/  Brian B. Smith                  President, Chief Operating Officer
----------------------------         ------------------------------------
         Signature                   and Director
                                     ------------
                                                      Title


  Brian B. Smith
----------------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole and Joseph Gaglioti, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-l relating to the registration for sale of the Corporation's 9 7/8% Senior Subordinated Notes due 2006, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of the 5th day of December, 1996.




/S/  Wayne L. Mosley            Vice President, Controller, Assistant
---------------------------     -----------------------------------------
         Signature              Secretary and Assistant Treasurer
                                -----------------------------------------
                                               Title




Wayne L. Mosley
--------------------------
         Name